UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2018

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

601 Travis, Suite 1400, Houston, Texas 77002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on April 9, 2018 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated October 29, 2017 (the “Merger Agreement”), by and between Vistra Energy Corp., a Delaware corporation (“Vistra Energy”), and Dynegy Inc., a Delaware corporation (“Dynegy”, or the “Company”). Pursuant to the Merger Agreement, on the Closing Date, the Company merged with and into Vistra Energy, with Vistra Energy continuing as the surviving corporation (the “Merger”). The combined company will operate under the name “Vistra Energy Corp.” and will continue to be a Delaware corporation. The following events took place in connection with the consummation of the Merger:

Item 2.01.	Completion of Acquisition or Disposition of Assets

On the Closing Date, Vistra Energy completed the Merger pursuant to the terms of the Merger Agreement. On the Closing Date, the Company merged with and into Vistra Energy, with Vistra Energy continuing as the surviving corporation. At the effective time of the Merger (the “Merger Effective Time”), each issued and outstanding share of the Company’s common stock, par value $0.01 per share (“Dynegy Common Stock”), other than shares owned by Vistra Energy or its wholly owned subsidiaries, held in treasury by the Company or held by a wholly owned subsidiary of the Company, was automatically converted into the right to receive 0.652 shares of Vistra Energy’s common stock, par value $0.01 per share (“Vistra Energy Common Stock”, and such ratio of Dynegy Common Stock to Vistra Energy Common Stock, the “Exchange Ratio”).

As of the Merger Effective Time, each outstanding Dynegy stock option was automatically converted into an option to purchase shares of Vistra Energy Common Stock, on the same terms and conditions that were applicable under such Dynegy stock option immediately prior to the Merger Effective Time (including any accelerated vesting provisions), equal to the product of (A) the total number of shares of Dynegy Common Stock subject to such Dynegy stock option and (B) the Exchange Ratio, rounded down to the nearest whole number of shares of Vistra Energy Common Stock. The per-share exercise price of each converted Vistra Energy stock option is equal to the quotient determined by dividing (1) the exercise price per share applicable to the Dynegy stock option by (2) the Exchange Ratio, rounded up to the nearest whole cent.

As of the Merger Effective Time, each outstanding award of restricted stock units with respect to shares of Dynegy Common Stock other than Dynegy phantom stock units (“Dynegy RSUs”) was automatically converted into a number of restricted stock units with respect to shares of Vistra Energy Common Stock (“Vistra RSUs”) equal to the product of (A) the number of Dynegy RSUs held by such holder immediately prior to the Merger Effective Time and (B) the Exchange Ratio, and remains outstanding on the same terms and conditions as were applicable to such award prior to the Merger Effective Time (including any accelerated vesting provisions).

As of the Merger Effective Time, each outstanding Dynegy performance stock unit (a “Dynegy PSU”) was automatically converted into the right to receive from Vistra Energy, at the Merger Effective Time, a number of shares of Vistra Energy Common Stock (and cash in lieu of fractional shares to be paid by the surviving corporation to the holder) equal to the product of (A) the total number of shares of Dynegy Common Stock that would be payable in respect of such Dynegy PSU (1) in the case of Dynegy PSUs with respect to which the Merger Effective Time occurred after the first twelve months of the applicable performance period, (x) at the actual level of performance applicable to such portion of such Dynegy PSU that relates to total stockholder return, as determined in accordance with the applicable award agreement, and (y) at the target level of performance applicable to such portion of such Dynegy PSU that relates to free cash flow, and (2) in the case of Dynegy PSUs with respect to which the Merger Effective Time occurred within the first twelve months of the applicable performance period, (x) at the target level of performance applicable to such portion of such Dynegy PSU that relates to total stockholder return, as determined in accordance with the applicable award agreement, and (y) at the target level of performance applicable to such portion of such Dynegy PSU that relates to free cash flow, and (B) the Exchange Ratio.

As of the Merger Effective Time, each outstanding Dynegy phantom stock unit was automatically converted into phantom stock units relating to the number of shares of Vistra Energy Common Stock equal to the product of (A) one share of Dynegy Common Stock and (B) the Exchange Ratio, and remains outstanding on the same terms and conditions as were applicable to such award immediately prior to the Merger Effective Time.

As of the Merger Effective Time, the number of hypothetical shares of Dynegy Common Stock credited to the company deferral account of each participant in Dynegy’s deferred compensation plan which company deferral account had an outstanding balance as of immediately prior to the Merger Effective Time was automatically converted into that number of hypothetical shares of Vistra Energy Common Stock equal to the product of (A) the total number of hypothetical shares of Dynegy Common Stock credited to such company deferral account and (B) the Exchange Ratio, and such company deferral account has the same terms and conditions as were applicable to such company deferral account immediately prior to the Merger Effective Time.

The foregoing description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 30, 2017, and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) on the Closing Date that (i) each share of Dynegy Common Stock issued and outstanding immediately prior to the Merger Effective Time (other than those held in treasury by the Company or owned by any wholly owned subsidiary of the Company, or by Vistra Energy or any wholly owned subsidiary of Vistra Energy, which shares were automatically cancelled and ceased to exist) was cancelled and converted into the right to receive 0.652 shares of Vistra Energy Common Stock, (ii) Vistra Energy assumed the obligations of the Company as issuer of the 4,600,000 7.00% tangible equity units (the “Units”), comprised of (x) a prepaid stock purchase contract issued by the Company (the “Purchase Contract”), pursuant to which the Company will deliver to the holder of such Purchase Contract shares of Dynegy Common Stock based upon the applicable fixed settlement rate and (y) a senior amortizing note issued by the Company, and, as a result of the Merger and such assumption, the right to settlement of each Purchase Contract into Dynegy Common Stock was changed into a right of settlement into Vistra Energy Common Stock, as adjusted to reflect the Exchange Ratio, and (1) the Minimum Settlement Rate was adjusted to 3.2731 shares of Vistra Energy Common Stock, (2) the Maximum Settlement Rate was adjusted to 4.0421 shares of Vistra Energy Common Stock, (3) the Reference Price per share was adjusted to $24.7393 from $16.13, (4) the Threshold Appreciation Price was adjusted to $30.5521 from $19.92 and (5) the Fundamental Change Early Settlement Rates and Stock Prices set forth in the table included in Section 5.02(e) of the Purchase Contract Agreement, dated as of June 21, 2016, between Dynegy and Wilmington Trust, National Association, as purchase contract agent and attorney-in-fact for the holders, and as trustee (the “Purchase Contract Agreement”), were adjusted as set forth in the First Supplement to Purchase Contract Agreement, dated as of April 9, 2018, between the Registrant and Wilmington Trust, National Association, as purchase contract agent and attorney-in-fact for the holders, and as trustee (the “First Supplement”), in each case, subject to further adjustment from time to time as provided in the Purchase Contract Agreement (as amended by the First Supplement), and (iii) Vistra Energy assumed the obligations of the Company as issuer of 8,965,108 warrants (the “Warrants”), each of which, prior to the Merger Effective Time, entitled the holder thereof to purchase one share of Dynegy Common Stock at an exercise price of $35.00 per share, and, as a result of the Merger and such assumption, the right to settlement of each Warrant into Dynegy Common Stock was changed into a right to receive, upon the exercise thereof, the equity securities to which the holder of the number of shares of Dynegy Common Stock then deliverable upon the exercise of conversion of such Warrant would have been entitled to receive upon the consummation of the Merger. The Company requested that the NYSE file a notification of removal from listing on Form 25 with the SEC with respect to the Dynegy Common Stock, the Units and the Warrants in order to effect the delisting of the Dynegy Common Stock, the Units and the Warrants from the NYSE. Such delisting will result in the termination of the registration of Dynegy Common Stock, the Units and the Warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a Form 15 with the SEC to terminate the registration of Dynegy Common Stock, the Units and the Warrants and suspend the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act. On the Closing Date, Vistra Energy filed with the SEC registration statements on Form 8-A to register under Section 12(b) of the Exchange Act the Units assumed in connection with the Merger and the Warrants assumed in connection with the Merger. Trading of Dynegy Common Stock on the NYSE was suspended as of the Closing Date. Trading of the Units and the Warrants on the NYSE was suspended prior to the Closing Date to effect the assumption of the Units and the Warrants by Vistra Energy. Each of the Units and the Warrants, as assumed by Vistra Energy, will retain their listing on the NYSE and are expected to begin trading on or about the Closing Date: the Units will continue trading under their former ticker symbol, “DYNC”, and the Warrants, which were traded under the ticker symbol “DYN.WS.A” prior to the Merger, will trade under a new ticker symbol, “VST.WS.A”.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Item 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Merger, each outstanding share of Dynegy Common Stock (other than those held in treasury by the Company or owned by any wholly owned subsidiary of the Company, or by Vistra Energy or any wholly owned subsidiary of Vistra Energy, which shares were automatically cancelled and ceased to exist) was converted into the right to receive 0.652 newly issued, fully paid and nonassessable shares of Vistra Energy Common Stock. At the Merger Effective Time, the Company’s shareholders ceased to have any rights as shareholders in the Company (other than their right to receive Vistra Energy Common Stock) and instead have the rights of a stockholder in Vistra Energy.

Further, in connection with the completion of the Merger, (i) the right to settlement of each Purchase Contract into Dynegy Common Stock was changed into a right of settlement into Vistra Energy Common Stock, as adjusted to reflect the Exchange Ratio, and (1) the Minimum Settlement Rate was adjusted to 3.2731 shares of Vistra Energy Common Stock, (2) the Maximum Settlement Rate was adjusted to 4.0421 shares of Vistra Energy Common Stock, (3) the Reference Price per share was adjusted to $24.7393 from $16.13, (4) the Threshold Appreciation Price was adjusted to $30.5521 from $19.92 and (5) the Fundamental Change Early Settlement Rates and Stock Prices set forth in the table included in Section 5.02(e) of the Purchase Contract Agreement were adjusted as set forth in the First Supplement, in each case, subject to further adjustment from time to time as provided in the Purchase Contract Agreement (as amended by the First Supplement), and (ii) the right to settlement of each Warrant into Dynegy Common Stock was changed into a right to receive, upon the exercise thereof, the equity securities to which the holder of the number of shares of Dynegy Common Stock then deliverable upon the exercise of conversion of such Warrant would have been entitled to receive upon the consummation of the Merger.

In addition, in connection with the completion of the Merger, on April 9, 2018, Vistra Energy assumed all of the Company’s obligations under its 6.75% Senior Notes due 2019, its 7.375% Senior Notes due 2022, its 5.875% Senior Notes due 2023, its 7.625% Senior Notes due 2024, its 8.034% Senior Notes due 2024, its 8.000% Senior Notes due 2025 and its 8.125% Senior Notes due 2026, pursuant to various supplemental indentures described in Item 1.01 of the Current Report on Form 8-K filed by Vistra Energy with the SEC on April 9, 2018 and filed as exhibits thereto.

Item 5.01.	Changes in Control of Registrant.

As a result of the consummation of the Merger, the Company merged with and into Vistra Energy on the Closing Date, with Vistra Energy continuing as the surviving corporation. The information provided in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger and pursuant to the Merger Agreement, the Company merged with and into Vistra Energy, with Vistra Energy as the surviving corporation. Hilary E. Ackerman, Paul M. Barbas and John R. Sult, each a former member of the Dynegy board of directors, have been appointed to the Vistra Energy board of directors. The remaining members of the Company’s board of directors ceased serving in such capacity at the Merger Effective Time. The departures were not due to any disagreement with the Company regarding any matter related to the Company’s operations, policies or practices.

In addition, each executive officer of the Company listed below ceased serving in the positions indicated beside such executive officer’s name at the Merger Effective Time:

•	Robert C. Flexon, President and Chief Executive Officer

•	Mario E. Alonso, Executive Vice President and General Manager Plant Operations (ERCOT & CAISO) and Supply Chain

•	Carolyn J. Burke, Executive Vice President, Strategic Development

•	Julius Cox, Executive Vice President and Chief Administrative Officer

•	Martin W. Daley, Executive Vice President and Chief Operating Officer

•	Dean M. Ellis, Executive Vice President, Regulatory and Government Affairs

•	Clint C. Freeland, Executive Vice President and Chief Financial Officer

•	Catherine C. James, Executive Vice President and General Counsel

•	Henry D. Jones, Executive Vice President and Chief Commercial Officer

•	Sheree M. Petrone, Executive Vice President, Retail

•	Clint Walden, Vice President and Chief Accounting Officer

Severance Plan Amendment

On April 9, 2018, the Company adopted Amendment No. 1 to the Dynegy Inc. Severance Plan (such amendment, the “Severance Plan Amendment”, and such plan, filed by the Company with the SEC as Exhibit 10.2 to its Current Report on Form 8-K filed on October 30, 2015 (File No. 001-33443), as amended by such amendment, the “Severance Plan”), effective as of immediately before, but subject to the consummation of, the Merger, to provide that: (i) the consummation of the Merger constitutes a Change in Control (as defined in the Severance Plan), (ii) any calculation of the Pro-Rata Bonus Payment (as defined in the Severance Plan) with respect to the year in which the Merger Effective Time occurs shall be based on the actual level of achievement of the applicable performance criteria as of the date of the consummation of the Merger, with such level being determined by the Dynegy board of directors (or a committee thereof) not later than immediately prior to the Merger Effective Time, and that such payment shall occur within fourteen days following the date on which the Release (as defined in the Severance Plan) becomes irrevocable and (iii) the bonus payable in respect of the Company’s fiscal year immediately preceding the fiscal year in which the participant’s Termination Date (as defined in the Severance Plan) occurs which has not been paid as of the participant’s Termination Date shall be calculated, if such Termination Date is in the fiscal year following the fiscal year in which the Merger Effective Time occurs, based on the actual level of achievement of the applicable performance criteria as of the date of the consummation of the Merger without application of any modifiers for individual performance, with such level determined by Dynegy’s board of directors (or a committee thereof) not later than immediately prior to the consummation of the Merger.

The foregoing description of the Severance Plan Amendment is qualified in its entirety by reference to the text of such amendment which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Merger, as of the Merger Effective Time, the Company’s articles of incorporation and bylaws were amended and restated in their entirety to be the articles of incorporation and bylaws of Vistra Energy. The articles of incorporation and the bylaws of Vistra Energy are filed as Exhibits 3.1, 3.2 and 3.3 to this Report and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Certification of Incorporation of TCEH Corp. (now known as Vistra Energy Corp.), dated October 3, 2016 (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 of Vistra Energy filed on December 23, 2016).

3.2	Certificate of Amendment of Certificate of Incorporation of TCEH Corp. (now known as Vistra Energy Corp.), dated November 2, 2016 (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 of Vistra Energy filed on December 23, 2016).

3.3	Restated Bylaws of Vistra Energy Corp., dated November 4, 2016 (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-1 of Vistra Energy filed on December 23, 2016).

10.1	Amendment No. 1 to the Dynegy Inc. Severance Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTRA ENERGY CORP. (as successor by merger to Dynegy Inc.)

Dated: April 9, 2018		/s/ Christy Dobry
	Name:	Christy Dobry
	Title:	Vice President and Controller